Victory Funds

Victory RS Investors Fund

Victory RS Large Cap Alpha Fund

Victory RS Partners Fund

Victory RS Value Fund

(the “Funds”)

Supplement dated August 23, 2019

to the Prospectus dated May 1, 2019 (“Prospectus”)

Effective August 30, 2019, Daniel Lang will resign as Chief Investment Officer of the RS Value team and will no longer be a portfolio manager of the Funds. All references to Mr. Lang in the Prospectus are to be deleted as of that date. Upon Mr. Lang’s departure, Robert J. Harris will assume the role of Chief Investment Officer of the RS Value team.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Funds

Supplement dated August 23, 2019

to the Statement of Additional Information

dated May 1, 2019 (“SAI”), as supplemented

1.              Effective August 30, 2019, Daniel Lang will resign as Chief Investment Officer of the RS Value team and  will no longer be a portfolio manager of the RS Value Funds. All references to Mr. Lang in the SAI are to be deleted as of that date. Upon Mr. Lang’s departure, Robert J. Harris will assume the role of Chief Investment Officer of the RS Value team.

2.              The following information is added to the table in the section titled “Allocation of Brokerage in Connection with Research Services” on page 74 of the SAI.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory Global Natural Resources Fund	$1,783,051	$833,369,675

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.